BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2019
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

29.    BUSINESS COMBINATIONS

-	FUTUROS DEL SUR S.A.

On December 18, 2019, the Group acquired 100% of the capital stock of Futuros del Sur S.A. for a total price of 6,964. Futuros del Sur main activity is to be negotiation agent.

The amounts recognized as of the date of acquisition for each main class of assets acquired and liabilities assumed are:

Fair Value
Cash and banks deposits	2,618
Other financial assets	651
Other assests	54
Miscellaneous obligations	(125)
Net identifiable assets acquired	3,198

Consideration of the acquisition:
- Amount paid net of expenses	6,964
Net cash flow used - investment activities	6,964

Goodwill by business combination	3,766

The goodwill will not be deductible for tax purposes.